April 26, 2016

Supplement

SUPPLEMENT DATED APRIL 26, 2016 TO THE SUMMARY PROSPECTUSES DATED
AUGUST 5, 2015 AND THE PROSPECTUSES DATED JULY 29, 2015 OF

AIP Series Trust—AIP Dynamic Alpha Capture Fund
AIP Series Trust—AIP Dynamic Alternative Strategies Fund
(each, a "Fund" and together, the "Funds")

The Board of Trustees of AIP Series Trust approved a Plan of Liquidation with respect to each of the Funds. Pursuant to the Plans of Liquidation, substantially all of the assets of each Fund will be liquidated, known liabilities of the Funds will be satisfied, the remaining proceeds will be distributed to the Funds' shareholders, and all of the issued and outstanding shares of the Funds will be redeemed (the "Liquidations"). The Liquidations are expected to occur on or about May 27, 2016. The Funds anticipate suspending the offering of their shares to all investors at the close of business on or about May 25, 2016.

Additionally, effective immediately, Janghoon Kim will no longer serve as a portfolio manager for the Funds. Accordingly, effective immediately, all references to Mr. Kim will be removed from the Funds' prospectuses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

DASFSUMSPT-0416

April 26, 2016

Supplement

SUPPLEMENT DATED APRIL 26, 2016 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JULY 29, 2015 OF

AIP Series Trust—AIP Dynamic Alpha Capture Fund
AIP Series Trust—AIP Dynamic Alternative Strategies Fund
(each, a "Fund" and together, the "Funds")

Effective immediately, Janghoon Kim will no longer serve as a portfolio manager for the Funds. Accordingly, effective immediately, all references to Mr. Kim will be removed from the Funds' statement of additional information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.